EXHIBIT 10.1


22 May 2000

Freddie Bay
POPstar Communications Pte Ltd

Dear Freddie,

70 Anson Road Unit #16-01/08 Apex Tower Singapore 079905

We are pleased to offer the following terms & conditions for the lease of the above premises:-

1.   Premises
-------------

     70 Anson Road #16-01/08
     Apex Tower Singapore 079905

2.   Area In Tenancy
--------------------

     The said area is shown edged red on the plan annexed hereto as Annex I.

3.   Use of Premises
--------------------

     The premise is to be used only as an office.

4.   Commencement of Lease
--------------------------

     1 June 2000

5.   Deposit
------------

     You shall pay a deposit of a sum of S$4,200, which is equivalent to one (1) month's gross rent upon your confirmation of acceptance. The deposit will be refunded to you, free of interest, on the termination of the lease, subject to the due performance and observance by you of all terms and conditions in this agreement.

6.   Rental
-----------

     The total gross rental (inclusive of GST) payable monthly in advance is S$4,326.00.

7.   Notice of Termination
--------------------------

     This agreement shall be terminated by either party giving two (2) months' notice in writing or paying two (2) months' rent in lieu of notice.

8.   Booking of Conference Room
-------------------------------

     Usage of conference room is free of charge but prior booking is required subject to availability.

9.   Utilities/Cleaning/Miscellaneous Charges
---------------------------------------------

     You are liable to pay for 25% of the monthly utilities/cleaning and any other miscellaneous expenses as charged by the respective suppliers.

10.  Leased Line Charges
------------------------

     The leased line charge is at S$300 per month.

11.  Renovation
---------------

     You are to carry out renovation works within the demised premises at your own cost and expense.


Yours sincerely,
Pacific Focus Pte Ltd


/s/ Teo Yew Chye
------------------------
Teo Yew Chye
Director
--------------------------------------------------------------------------------



I, /s/ Freddie Bay, hereby agree to all the above terms and accept the offer.

Authorized Signature    :

Name of Person Signing  :  Freddie Bay
                           President
                           Asia Pacific
Date:

Company signature:         [Company Logo
                            POPstar Communications Ple Ltd]